Exhibit 32

                           SECTION 1350 CERTIFICATION

         In connection with the quarterly report of FreeStar Technology Corporation ("Company") on Form 10-QSB/A for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350) that to their knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 21, 2006                             By: /s/  Paul Egan
                                                 -------------------------------
                                                      Paul Egan
                                                      Chief Executive Officer

Dated: July 21, 2006                             By: /s/  Ciaran Egan
                                                 -------------------------------
                                                      Ciaran Egan
                                                      Secretary/Treasurer/
                                                      Chief Financial Officer